UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018
_____________________________________

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (331) 332-5000
_____________________________________

(Former name or former address, if changed since last report.)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
On July 12, 2018, Navistar Financial Corporation (“NFC”), an indirect wholly owned finance subsidiary of Navistar International Corporation (the “Company”), distributed to certain potential lenders as part of a term loan syndication process NFC’s audited Consolidated Financial Statements and Management's Discussion and Analysis as of October 31, 2017 and unaudited Consolidated Financial Statements and Management's Discussion and Analysis as of January 31, 2018 and April 30, 2018 (collectively, the “NFC Financial Statements”). Copies of the NFC Financial Statements are attached as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report and are incorporated by reference herein.
NFC is not subject to the informational requirements of the Exchange Act and the preparation and filing of this Current Report by the Company shall in no way be interpreted as an undertaking on the part of either the NFC or the Company to have NFC otherwise comply with the reporting requirements and the related rules and regulations of the Exchange Act. The NFC Financial Statements were prepared in accordance with U.S. generally accepted accounting principles and not otherwise in a manner designed to comply with all of the rules and regulations of the Exchange Act that would be applicable to NFC if it was required to file reports under the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Navistar Financial Corporation Audited Consolidated Financial Statements and Management's Discussion and Analysis as of October 31, 2017

99.2	Navistar Financial Corporation Unaudited Consolidated Financial Statements and Management's Discussion and Analysis as of January 31, 2018

99.3	Navistar Financial Corporation Unaudited Consolidated Financial Statements and Management's Discussion and Analysis as of April 30, 2018
Forward-Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended January 31, 2018, which we filed on March 8, 2018. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer
Dated: July 12, 2018